UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	July 16, 2014

GE Capital Credit Card Master Note Trust RFS Holding, L.L.C. Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (GE Capital Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

General Electric Company has announced that it plans a staged exit from Synchrony Financial (“Synchrony”), the indirect parent of RFS Holding, L.L.C., the depositor (the “Depositor”) of the GE Capital Credit Card Master Note Trust. The first step in the planned exit is an initial public offering (the “IPO”) of Synchrony’s common stock. The Depositor believes that the IPO may have an impact on the ratings of the outstanding GE Capital Credit Card Master Note Trust Series 2009-4 Asset Backed Notes, Series 2010-1 Asset Backed Notes, Series 2010-2 Asset Backed Notes, Series 2011-2 Asset Backed Notes, Series 2012-1 Asset Backed Notes, Series 2012-2 Asset Backed Notes, Series 2012-3 Asset Backed Notes, Series 2012-4 Asset Backed Notes, Series 2012-5 Asset Backed Notes, Series 2012-7 Asset Backed Notes and Series 2013-1 Asset Backed Notes (collectively, the “Specified Notes”) by the credit rating agencies hired to rate the Specified Notes (the “Hired Rating Agencies”). Consequently, the Depositor intends, based on currently available information, to provide additional credit enhancement (beyond the additional enhancement provided to certain series pursuant to the supplemental indentures dated July 16, 2014 and filed as exhibits to a Current Report on Form 8-K filed by the Depositor on July 16, 2014) that it believes will be sufficient to obtain confirmations of the current ratings (the “Ratings Confirmations”) by the Hired Rating Agencies of the Specified Notes after giving effect to the completion of the IPO. The Depositor currently anticipates that the credit enhancement will be in the form of higher levels of required collateral.

Ratings on the Specified Notes may be lowered or withdrawn at any time for reasons related or unrelated to the IPO, and whether or not the Depositor provides the intended additional credit enhancement. This announcement should not be interpreted as an expression of intent by the Depositor or any other party to take any action to maintain the original or current ratings of any Specified Notes now or in the future as a result of any event or circumstance unrelated to the IPO. In addition, this announcement should not be interpreted as an expression of intent by the Depositor or any other party to maintain the original or current ratings of the Specified Notes after the Ratings Confirmations are first issued, whether or not a change or withdrawal of such ratings results directly or indirectly from the IPO.

No assurance can be given that the ratings of the Specified Notes will not be lowered or withdrawn before the Depositor takes the steps necessary to obtain the Ratings Confirmations.

This Current Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on our beliefs and expectations and on information currently available to us. Forward-looking statements include statements preceded by, followed by or that include the words “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates” or similar expressions.  Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements.  You should not put undue reliance on any forward-looking statements, which speak only as of the date they were made. We do not have any intention or obligation to update forward-looking statements after the distribution of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 16, 2014	RFS Holding, L.L.C., as depositor

	By:	/s/ Andrew Lee
	Name:	Andrew Lee
	Title:	Vice President